ING CORPORATE VUL

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY issued by Security Life of Denver Insurance Company and its Security Life Separate Account L1

Supplement dated January 18, 2008, to the Prospectus dated September 14, 2007

     This supplement updates and amends certain information contained in your prospectus dated
September 14, 2007. Please read it carefully and keep it with your product prospectus for future reference.

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Information about the ING FMRSM Large Cap Growth Portfolio is amended as follows:

Effective January 31, 2008, the ING FMRSM Large Cap Growth Portfolio will be renamed ING Van Kampen Large Cap Growth Portfolio and Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) will replace Fidelity Management & Research Co. as subadviser. Accordingly, all references to ING FMRSM Large Cap Growth Portfolio are to be replaced with ING Van Kampen Large Cap Growth Portfolio and the prospectus is to be revised to reflect the new subadvisory arrangement.

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